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                                                                       EXHIBIT 1

                                7,135,000 Shares

                                  eSpeed, Inc.

                              Class A Common Stock
                                ($.01 Par Value)

                             UNDERWRITING AGREEMENT

             , 2001


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                             UNDERWRITING AGREEMENT

                                                                          , 2001

UBS Warburg LLC
Lehman Brothers Inc.
J.P. Morgan Securities Inc.
As Representatives of the several Underwriters named in Schedule A hereto

c/o UBS Warburg LLC
      299 Park Avenue
      New York, New York  10171-0026

Ladies and Gentlemen:

                  eSpeed, Inc., a Delaware corporation (the "Company") and an indirect subsidiary of Cantor Fitzgerald, L.P., a Delaware limited partnership (the "Parent"), proposes to issue and sell to the underwriters named in Schedule A annexed hereto (the "Underwriters") an aggregate of 2,500,000 shares of its Class A Common Stock, $.01 par value (the "Common Stock"), Cantor Fitzgerald Securities, a New York partnership (the "Selling Stockholder") and a subsidiary of the Parent, proposes to sell to the Underwriters 4,500,000 shares of Common Stock and certain warrantholders of the Company named in Schedule B annexed hereto (the "Warrantholders") propose to sell an aggregate of 135,000 shares of Common Stock upon exercise of their warrants (collectively, the "Firm Shares"). In addition, solely for the purpose of covering over-allotments, the Selling Stockholder proposes to grant to the Underwriters the option to purchase from the Selling Stockholder up to an additional 1,070,250 shares of Common Stock (the "Additional Shares" and, collectively with the Firm Shares, the "Shares"). The Company, the Selling Stockholder and the Warrantholders are hereinafter sometimes referred to collectively as the "Sellers." The Shares are described in the Prospectus as defined below.

                  The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively called the "Act"), with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (Reg. No. 333-55746) including a prospectus, relating to the Shares. The Company has furnished to you, for use by the Underwriters and by dealers, copies of one or more preliminary prospectuses (each thereof being herein called a "Preliminary Prospectus") relating to the Shares. Except where the context otherwise requires, the registration statement, as amended when it becomes effective, including all documents filed as a part thereof, and including any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the Act and deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430(A) under the Act and also including any registration statement filed pursuant to Rule 462(b) under the Act, is herein called the "Registration Statement," and the prospectus, in the form filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act) or, if no such filing is required, the form of final prospectus included in the Registration Statement at the time it became effective, is herein called the "Prospectus." Any reference herein to the Registration Statement, a Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of such Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.


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                  The Company, the Parent, the Warrantholders, the Selling
Stockholder and the Underwriters agree as follows:

                  1. Sale and Purchase. Subject to such adjustments as you may determine to avoid fractional shares, the Company hereby agrees, subject to all the terms and conditions set forth herein, to issue and sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Sellers and the Parent herein contained and subject to all the terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $_____ per Share (the "purchase price per share"), that number of Firm Shares which bears the same proportion to the aggregate number of Firm Shares to be issued and sold by the Company as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule A annexed hereto (or such number of Firm Shares increased as set forth in Section 8 hereof) bears to the aggregate number of Firm Shares.

                  Subject to such adjustments as you may determine to avoid fractional shares, the Selling Stockholder hereby agrees, subject to all the terms and conditions set forth herein, to sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Sellers and the Parent herein contained and subject to all the terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Selling Stockholder at the purchase price per share, that number of Firm Shares which bears the same proportion to the aggregate number of Firm Shares to be sold by the Selling Stockholder as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule A annexed hereto (or such number of Firm Shares increased as set forth in Section 8 hereof) bears to the aggregate number of Firm Shares.

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                  Subject to such adjustments as you may determine to avoid
fractional shares, each of the Warrantholders agrees, subject to all the terms and conditions set forth herein, to sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Sellers and the Parent herein contained and subject to all the terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from each of the Warrantholders, at the purchase price per share, that number of Firm Shares which bears the same proportion to the number of Firm Shares set forth opposite the name of such Warrantholder in Schedule B annexed hereto as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule A annexed hereto (or such number of Firm Shares increased as set forth in Section 8 hereof) bears to the aggregate number of Firm Shares.

                  The Company, the Warrantholders and the Selling Stockholder are advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

                  The Selling Stockholder agrees, subject to all the terms and conditions set forth herein, to sell to the Underwriters, and upon the basis of the representations, warranties and agreements of the Sellers and the Parent herein contained, the Underwriters shall have the right to purchase from the Selling Stockholder, severally and not jointly, all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the Underwriters to the Company, the Warrantholders and the Selling Stockholder for the Firm Shares. This option may be exercised by you on behalf of the several Underwriters at any time (but not more than once) on or before the thirtieth day following the date hereof, by written notice to the Selling Stockholder. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised, and the date and time when the Additional Shares are to be delivered (such date and time being herein referred to as the additional time of purchase); provided, however, that the additional time of purchase shall not be earlier than the time of purchase (as defined below) nor earlier than the second business day(1) after the date on which the option shall have been exercised nor later than the tenth business day after the date on which the option shall have been exercised. The aggregate number of Additional Shares to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the aggregate number of Firm Shares (subject, in each case, to such adjustment as you may determine to eliminate fractional shares).

--------
(1) As used herein "business day" shall mean a day on which the New York Stock Exchange is open for trading.



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                  2. Payment and Delivery. Payment of the purchase price for the
Firm Shares shall be made to the Company, the Warrantholders and the Selling Stockholder by Federal Funds immediately available wire transfer, against delivery of the certificates for the Firm Shares to you through the facilities of the Depository Trust Company for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on
          , 2001 (unless another time shall be agreed to by you and the Company and the Selling Stockholder or unless postponed in accordance with the provisions of Section 8 hereof). The time at which such payment and delivery are actually made is hereinafter sometimes called the time of purchase. Certificates for the Firm Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify on the second business day preceding the time of purchase. For the purpose of expediting the checking of the certificates for the Firm Shares by you, the Company, the Warrantholders and the Selling Stockholder agree to make such certificates available to you for such purpose at least one full business day preceding the time of purchase.

                  Payment of the purchase price for the Additional Shares shall be made at the additional time of purchase in the same manner and at the same office as the payment for the Firm Shares. Certificates for the Additional Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify no later than the second business day preceding the additional time of purchase. For the purpose of expediting the checking of the certificates for the Additional Shares by you, the Selling Stockholder agrees to make such certificates available to you for such purpose at least one full business day preceding the additional time of purchase.

                  3. Representations and Warranties of the Company, the Parent, the Warrantholders and the Selling Stockholder.

                           (i) The Company and the Parent jointly and severally
represent and warrant to each of the Underwriters that:

                  (a) the Company meets the requirements for use of Form S-3 under the Act; none of the Company, the Selling Stockholder or the Parent has received, or has notice of, any order of the Commission preventing or suspending the use of any Preliminary Prospectus, or instituting proceedings for that purpose, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act; and when the Registration Statement becomes effective, the Registration Statement and the Prospectus will conform in all material respects with the provisions of the Act, and the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that each of the Company and the Parent makes no warranty or representation with respect to any statement contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with information concerning the Underwriters (in their capacity as such) and furnished in writing by or on behalf of any Underwriter (in its capacity as such) through you (in your capacity as representatives of the several Underwriters) to the Company expressly for use in the Registration Statement or the Prospectus; and none of the Company, the Selling Stockholder, the Parent nor any of their respective affiliates has distributed any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the Preliminary Prospectus, the Prospectus or any other materials, if any, permitted by the Act;

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                  (b) as of the date of this Agreement, the Company has an
         authorized capitalization as set forth under the heading entitled "Actual" in the section of the Registration Statement and the Prospectus entitled "Capitalization" and, as of the time of purchase and the additional time of purchase, as the case may be, the Company shall have an authorized capitalization as set forth under the heading entitled "As Adjusted" in the section of the Registration Statement and the Prospectus entitled "Capitalization"; all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable, have been issued in compliance in all material respects with all federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right;

                  (c) The documents incorporated by reference in the Registration Statement, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, when such documents become effective or are filed with Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (d) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement;



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                  (e) the Company is duly qualified to do business as a foreign corporation in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not reasonably be expected to have a material adverse effect on the business, operations, prospects, properties, condition (financial or otherwise) or results of operation of the Company and the Subsidiaries (as hereinafter defined) taken as a whole (a "Material Adverse Effect"). The Company has no subsidiaries (as defined in the Act) other than eSpeed Securities, Inc., eSpeed Government Securities, Inc., eSpeed International Limited, eSpeed Markets, Inc., eSpeed (Hong Kong) Holdings I, Inc., eSpeed (Hong Kong) Holdings II, Inc., eSpeed (Hong
         Kong) Limited, eSpeed (Australia) Pty Limited, eSpeed (Canada), Inc. and eSpeed (Japan) Limited (collectively, the "Subsidiaries"); the Company, directly or indirectly, owns 100% of the outstanding capital stock of the Subsidiaries; other than the Subsidiaries, the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt of any corporation or have any direct or indirect equity interest or ownership of long-term debt in any firm, partnership, joint venture, association or other entity, except for TradeSpark, LP, in which the Company owns a 5% of the limited partnership interest, Visible Markets and QV Trading; complete and correct copies of the certificates of incorporation and of the bylaws of the Company and the Subsidiaries and all amendments thereto have been delivered to you; eSpeed Markets, Inc., eSpeed (Hong Kong) Holdings I, Inc., eSpeed (Hong Kong) Holdings II, Inc., eSpeed (Hong
         Kong) Limited, eSpeed (Australia) Pty Limited, eSpeed Canada, Inc. have no material assets, liabilities, operations or properties; each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement; each Subsidiary is duly qualified to do business as a foreign corporation in good standing in each jurisdiction where the ownership or leasing of the properties or the conduct of its business requires such qualification, except where the failure to so qualify would not reasonably be expected to have a Material Adverse Effect; all of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company subject to no security interest, other encumbrance or adverse claims; no options, warrants or other rights to purchase, agreements or other obligations to issue or rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

                  (f) the Company and each of the Subsidiaries are in compliance in all material respects with the applicable laws, rules, regulations and directives, and applicable orders, issued or administered by each jurisdiction in which they conduct their respective businesses;



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                  (g) none of the Company or any of the Subsidiaries or the
         Selling Stockholder or the Parent or any of their respective subsidiaries is in breach or violation of, or in default under (nor has any event occurred which with notice, lapse of time, or both would result in any breach or violation of, or constitute a default under) (each such breach, violation, default or event, a "Default Event"), (i) its respective charter or by-laws or partnership agreement, as the case may be, or (ii) in the performance or observance of any obligation, agreement, covenant or condition contained in any license, permit, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company, the Selling Stockholder, the Parent or any of their respective subsidiaries is a party or by which any of them or any of their properties is bound or affected or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company, the Selling Stockholder, the Parent or any of their respective subsidiaries, other than such Default Events as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (A) in the case of the Selling Stockholder and the Parent and their respective subsidiaries (other than the Company and the Subsidiaries), with respect to clause (i) and (B) in the case of the Company, the Selling Stockholder and the Parent and their respective subsidiaries, with respect to clause (ii); and the execution, delivery and performance of this Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated hereby does not constitute and will not result in a Default Event under (x) any provisions of the charter or by-laws of the Company or the partnership agreements of the Selling Stockholder or the Parent or the charter or by-laws or partnership agreements, as the case may be, any of their respective subsidiaries or (y) under any provision of any license, permit, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company, the Selling Stockholder or the Parent or any of their respective subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company, the Selling Stockholder or the Parent or any of their respective subsidiaries, except for such Default Events as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (a) in the case of the Selling Stockholder and the Parent and their respective subsidiaries (other than the Company and the Subsidiaries), with respect to clause (x) and (b) in the case of the Company, the Selling Stockholder and the Parent and their respective subsidiaries, with respect to clause (y);

                  (h) this Agreement has been duly authorized, executed and delivered by each of the Company, the Selling Stockholder and the Parent and is a legal, valid and binding agreement of each of the Company, the Selling Stockholder and the Parent;

                  (i) the Common Stock, including the Shares, conforms in all material respects to the description thereof in the Company's registration statement on Form 8-A, dated November 17, 1999, which is incorporated by reference in the Registration Statement and Prospectus;



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                  (j) the Shares have been duly and validly authorized by the
         Company and, when issued by the Company and delivered by the Company or the Selling Stockholder, as the case may be, against payment therefor as provided herein, will be validly issued, fully paid and non-assessable;

                  (k) no approval, authorization, consent or order of or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required to be obtained or made by the Company, the Selling Stockholder, the Parent or any of their respective affiliates in connection with the issuance and sale of the Shares or the consummation by the Company, the Selling Stockholder and the Parent of the transactions contemplated hereby other than
         (i) registration of the Shares under the Act; (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or under Rule 2710 and Rule 2720 of NASD Regulation, Inc. ("NASDR"); and (iii) any such other approvals, authorizations, consents, orders or filings as have been obtained or made;

                  (l) except as disclosed in the Prospectus, no person has the right, contractual or otherwise, to cause the Company to issue to it, or register pursuant to the Act, any shares of capital stock of the Company upon the issue and sale of the Shares to the Underwriters hereunder, nor does any person have preemptive rights, co-sale rights, rights of first refusal or other rights to purchase any of the Shares or to underwrite the offer and sale of the Shares;

                  (m) Deloitte & Touche LLP, whose report on the consolidated financial statements of the Company and the Subsidiaries is filed with the Commission as part of the Registration Statement and Prospectus and as part of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, are independent public accountants as required by the Act;

                  (n) each of the Company and the Subsidiaries has all necessary licenses, permits, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule (collectively, "Permits"), and has obtained all necessary authorizations, consents and approvals from other persons (collectively, "Approvals"), in order to conduct its respective business as described in the Prospectus, other than such Permits and Approvals the failure to obtain which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; neither the Company nor any of the Subsidiaries is in violation of, or in default under, any such license, permit, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries the effect of which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect;



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                  (o) all legal or governmental proceedings, contracts, leases or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required;

                  (p) except as disclosed in the Prospectus, there are no actions, suits, claims, investigations or proceedings pending or threatened to which the Company, the Selling Stockholder or the Parent or any of their respective subsidiaries or any of their respective officers or directors is a party or of which any of their respective properties is subject at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which, if adversely decided, could reasonably be expected to result in a judgment, decree or order having a Material Adverse Effect or prevent consummation of the transactions contemplated hereby;

                  (q) the audited financial statements included in and incorporated by reference by the Registration Statement and the Prospectus present fairly in all material respects the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Company and the Subsidiaries for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and have been prepared in conformity with the requirements of the Act;

                  (r) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (i) any material adverse change, or any development with respect to the Company, the Selling Stockholder or the Parent which, in the reasonable judgment of the Company or the Parent, as the case may be, is likely to cause a material adverse change, in the business, properties or assets described or referred to in the Registration Statement, or the results of operations, condition (financial or otherwise), business, operations or prospects of the Company and the Subsidiaries taken as a whole, (ii) any transaction which is material to the Company or the Subsidiaries, (iii) any obligation, direct or contingent, which is material to the Company and the Subsidiaries taken as a whole, incurred by the Company or the Subsidiaries, (iv) any change in the capital stock or outstanding indebtedness of the Company or the Subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company. Neither the Company nor the Subsidiaries has any material contingent obligation which is not disclosed in the Registration Statement.

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                  (s) the Company has obtained agreements substantially in the forms included in Exhibit I hereto of the Parent, the Selling Stockholder, the officers and directors of the Company and certain other holders of Class A Common Stock and Class B Common Stock (collectively, "Common Stock") and securities convertible into or exchangeable or exercisable for Common Stock not to sell, offer to sell, contract to sell, hypothecate, grant any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock for a period of 90 days after the date of the Prospectus without the prior written consent of UBS Warburg LLC ("UBSW"), subject to such exceptions as may be set forth in Exhibit I hereto;

                  (t) the Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                  (u) any statistical and market-related data included in the Prospectus are based on or derived from sources that the Company and the Parent believe to be reliable and accurate;

                  (v) none of the Company, the Selling Stockholder, the Parent or any of their respective affiliates has taken, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company in violation of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively called the "Exchange Act") or any other laws to facilitate the sale or resale of the Shares;

                  (w) the Company and the Subsidiaries maintain insurance of the types and in amounts reasonably adequate for their respective businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company and the Subsidiaries against theft, damage, destruction, acts of vandalism and other risks customarily insured against, all of which insurance is in full force and effect, except as would not have a Material Adverse Effect;

                  (x) none of the Company, the Parent or any of the their respective subsidiaries has sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or other than any loss or interference which would not have a Material Adverse Effect;

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                  (y) the Company and the Subsidiaries have good title to all personal property owned by them as described in the Prospectus free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and, any real property and buildings held under lease by the Company or any Subsidiary are held by it under valid, subsisting and, with respect to the Company or such Subsidiary, enforceable leases, subleases or rights of use agreements with such exceptions as are not material and do not interfere with the use made of such property and buildings by the Company or such Subsidiary;

                  (z) other than as set forth in the Prospectus, or as would not reasonably be expected individually or in the aggregate to have a Material Adverse Effect, the Company and the Subsidiaries own, possess, license or have other rights to use, or is able to acquire, license or otherwise obtain rights to use, on reasonable terms, all patents, trademarks, servicemarks, trade names, copyrights, trade secrets, information, proprietary rights and processes ("Intellectual Property") necessary for their business as described in the Prospectus and, to the Company's and the Parent's knowledge, necessary in connection with the products and services under development, without, to the Company and the Parent's knowledge after due inquiry, any conflict with or infringement of the interests of others, and have taken all reasonable steps necessary to secure interests in such Intellectual Property with respect to the business as described in the Prospectus; except as set forth in the Prospectus, neither the Company nor the Parent is aware of any options, licenses or agreements of any kind relating to the Intellectual Property of the Company or any Subsidiary that are outstanding and which are required to be set forth in the Prospectus, and, except as set forth in the Prospectus, neither the Company nor any Subsidiary is a party to or bound by any options, licenses or agreements with respect to the Intellectual Property of any other person or entity which are required to be set forth in the Prospectus; none of the technology employed by the Company and the Subsidiaries has been obtained or is used by the Company, the Parent or any of their respective subsidiaries in violation of any contractual obligation binding on the Company, the Parent or any of their respective subsidiaries or any of their respective directors or executive officers or, to the Company's and the Parent's knowledge, any employees of the Company, the Parent or any of their respective subsidiaries or otherwise in knowing violation after due inquiry of the rights of any persons, other than any violation which would not individually or in the aggregate have a Material Adverse Effect; except as disclosed in the Prospectus, none of the Company, the Parent or any of their respective subsidiaries has received any written communications alleging that the Company, the Parent or any of its respective subsidiaries has violated, infringed or conflicted with, or, by conducting its business as set forth in the Prospectus, would violate, infringe or conflict with any of the Intellectual Property of any other person or entity other than any such violation, infringement or conflict which would not individually or in the aggregate have a Material Adverse Effect;

                  (aa) none of the Company, the Parent or any of their respective subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants, nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, which individually or in the aggregate might result in a Material Adverse Effect;

                  (bb) the Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

                  (cc) all tax returns required to be filed by the Company and each of the Subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, and all taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the Company or any of the Subsidiaries have been paid, other than those being contested in good faith and for which adequate reserves have been provided;

                  (dd) each of eSpeed Securities, Inc. and eSpeed Government Securities, Inc. is registered under the Exchange Act as a broker-dealer and is a member in good standing of the National Association of Securities Dealers, Inc. and neither the Company nor any other Subsidiary is required to be so registered; and to the extent required in connection with their respective businesses, each of eSpeed Securities, Inc. and eSpeed Government Securities, Inc. is also registered as a broker-dealer in each state and other jurisdiction in which such registration is required;

                  (ee) the descriptions of the transactions and agreements described in the Prospectus under the caption "Certain Transactions" are accurate and complete in all material respects; and there are no material agreements or understandings between or among the Company, the Parent or any of their respective subsidiaries or affiliates relating to or affecting the Company or its Subsidiaries or their respective businesses other than as described in the Prospectus.

                           (ii) The Warrantholders and the Selling Stockholder
each represents and warrants, solely with respect to itself, to each of the Underwriters that:

                  (a) immediately prior to the time of purchase and the additional time of purchase, as the case may be, the Selling Stockholder will be the lawful owner of the Shares to be sold by the Selling Stockholder hereunder and upon sale and delivery of, and payment for, the Shares to be sold by the Selling Stockholder hereunder, as provided herein, the Selling Stockholder will convey to the Underwriters good and marketable title to such Shares, free and clear of all liens, encumbrances and defects;

                  (b) immediately prior to the time of purchase, the Warrantholders will be the lawful owner of the Shares to be sold by the Warrantholders hereunder and upon sale and delivery of, and payment for, the Shares to be sold by the Warrantholders hereunder, as provided herein, the Warrantholders will convey to the Underwriters good and marketable title to such Shares, free and clear of all liens, encumbrances and defects.

                  (c) neither the Warrantholders nor the Selling Stockholder has taken, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company in violation of the Exchange Act or any other laws to facilitate the sale or resale of the Shares;

                  (d) no approval, authorization, consent or order of any court or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required to be obtained or made by either the Warrantholders or the Selling Stockholder in connection with the sale of the Shares to be sold by the Warrantholders and Selling Stockholder or for the consummation by the Warrantholders and the Selling Stockholder of the transactions contemplated hereby other than (i) registration of the Shares under the Act, (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or under Rule 2710 and Rule 2720 of the NASDR and (iii) any such other approvals, authorizations, consents, orders or filings as have been obtained or made;

                  (e) this Agreement has been duly authorized, executed and delivered by the Warrantholders and the Selling Stockholder and is a legal, valid and binding agreement of the Warrantholders and the Selling Stockholder, respectively;

                  (f) the execution, delivery and performance of this Agreement, the sale of the Shares to be sold by the Selling Stockholder and the consummation of the transactions contemplated hereby by the Selling Stockholder does not and will not constitute a Default Event under any provisions of the partnership agreement of the Selling Stockholder or any of its subsidiaries or under any provision of any license, permit, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Selling Stockholder or any of its subsidiaries is a party or by which it or its properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to it or any of its subsidiaries, except for such Default Events as would not individually or in the aggregate reasonably be expected to have a material adverse effect on the ability of the Selling Stockholder to consummate the transactions contemplated hereby;

                  (g) the Selling Stockholder has no reason to believe that the representations and warranties of the Company and the Parent contained in this
Section 3 are not true and correct, has reviewed the Registration Statement and has no reason to believe that the Registration Statement contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Selling Stockholder makes no warranty or representation with respect to any statement contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with information concerning the Underwriters (in their capacity as such) and furnished in writing by or on behalf of any Underwriter (in its capacity as such) through you (in your capacity as representatives of the several Underwriters) to the Company expressly for use in the Registration Statement or the Prospectus;

                  (h) neither the Warrantholders nor the Selling Stockholder has distributed any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the Preliminary Prospectus, the Prospectus or any other materials, if any, permitted by the Act; and

                  (i) neither the Warrantholders nor the Selling Stockholder has received, and has no notice of, any order of the Commission preventing or suspending the use of any Preliminary Prospectus, or instituting proceedings for that purpose.

                  4. Certain Covenants of the Company, the Warrantholders and the Selling Stockholder.

                            (i) The Company hereby agrees:

                  (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states as you may designate and to maintain such qualifications in effect so long as required for the distribution of the Shares; provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Shares); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

                  (b) to make available to the Underwriters in New York City, as soon as practicable after the Registration Statement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act; in case any Underwriter is required to deliver a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act in connection with the sale of the Shares, the Company will prepare promptly upon request, but at the expense of such Underwriter, such amendment or amendments to the Registration Statement and such prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act;

                  (c) to advise you promptly and (if requested by you) to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner under such Rules);

                  (d) to advise you promptly, confirming such advice in writing (if requested by you), of any request by the Commission for amendments or supplements to the Registration Statement or Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement or Prospectus and to file no such amendment or supplement to which you shall object in writing;

                  (e) if necessary or appropriate, to file a registration statement pursuant to Rule 462(b) under the Act;

                  (f) to furnish to you and, upon request, to each of the other Underwriters for a period of five years from the date of this Agreement
         (i) copies of any reports or other communications which the Company shall send to its stockholders or shall from time to time publish or publicly disseminate, (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar form as may be designated by the Commission, (iii) copies of documents or reports filed with any national securities exchange on which any class of securities of the Company is listed, and (iv) such other information as you may reasonably request regarding the Company or the Subsidiaries, in each case as soon as reasonably practicable after such reports, communications, documents or information become available;

                  (g) to advise the Underwriters promptly of the happening of any event known to the Company within the time during which a Prospectus relating to the Shares is required to be delivered under the Act which, in the judgment of the Company, would require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, to prepare and furnish, at the Company's expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change and to furnish you a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission;

                  (h) to promptly file all reports and any definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering and sale of the Shares, and to promptly notify you of such filing;

                  (i) to furnish to you four signed copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto) and sufficient conformed copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;

                  (j) to furnish to you as early as reasonably practicable prior to the time of purchase and the additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements, if any, of the Company and the Subsidiaries which have been read by the Company's independent certified public accountants, as stated in their letter to be furnished pursuant to Section 6(e) hereof;

                  (k) to apply the net proceeds from the sale of the Shares in the manner set forth under the caption "Use of proceeds" in the Prospectus;

                  (l) to pay all costs, expenses, fees and taxes (other than any transfer taxes and fees and disbursements of counsel for the Underwriters, except as set forth under Section 5 hereof and (iv) and
         (v) below) in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares, (iii) the printing of this Agreement, any Agreement Among Underwriters, any dealer agreements, any Powers of Attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers,
         (v) any filing for review of the public offering of the Shares by NASDR and (vi) the performance of the other obligations of the Company and the Selling Stockholder hereunder;

                  (m) for so long as the delivery of the Prospectus is required in connection with the offering or sale of the Shares, to furnish to you, before filing with the Commission, a copy of any document proposed to be filed pursuant to Section 13, 14 or 15(d) of the Exchange Act; and

                  (n) not to sell, offer or agree to sell, contract to sell, grant any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock or permit the registration under the Act of any shares of Common Stock, except for the registration of the Shares and the sales to the Underwriters pursuant to this Agreement or on Form S-8 and except for issuances of Common Stock upon the exercise of outstanding options, warrants and debentures, for a period of 90 days after the date hereof (the "Lock-up Period"), without the prior written consent of UBSW, other than shares registered and/or issued by the Company in connection with acquisitions of complementary operations or assets, provided, that the recipients thereof agree to the restrictions on transfer and disposal set forth in this paragraph for the remainder of the Lock-up Period.

                           (ii) The Warrantholders and the Selling Stockholder
hereby agree:

                  (a) to execute and deliver to the Underwriters a letter in the form contemplated by Section 3(i)(s);

                  (b) to advise the Underwriters promptly of the happening of any event known to the Warrantholders or the Selling Stockholder, as the case may be, within the time during which a Prospectus relating to the Shares is required to be delivered under the Act which, in the judgment of the Warrantholders or the Selling Stockholder, would require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; and

                  (c) to pay all federal and other taxes, if any, on the transfer and sale of the Shares being sold by the Warrantholders or the Selling Stockholder, as the case may be, to the Underwriters.

                  5. Reimbursement of Underwriters' Expenses. If the Shares are not delivered for any reason other than the termination of this Agreement pursuant to clause (b) of the second paragraph of Section 7 hereof or pursuant to Section 8 hereof, the Company shall, in addition to paying the amounts described in Section 4(i)(l) hereof, reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of their counsel.

                  6. Conditions of Underwriters' Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company, the Parent, the Warrantholders and the Selling Stockholder on the date hereof and at the time of purchase (and the several obligations of the Underwriters at the additional time of purchase are subject to the accuracy of the representations and warranties on the part of the Company, the Parent, the Warrantholders and the Selling Stockholder on the date hereof and at the time of purchase (unless previously waived) and at the additional time of purchase, as the case may be), the performance by the Company, the Parent, the Warrantholders and the Selling Stockholder of their obligations hereunder and to the following additional conditions precedent:

                  (a) You shall have received, at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Morgan, Lewis & Bockius LLP, counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form reasonably satisfactory to Dewey Ballantine LLP, counsel for the Underwriters, stating that:

                           (i) the Company has been duly incorporated and is
                  validly existing as a corporation in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus, to execute and deliver this Agreement and to issue, sell and deliver the Shares as herein contemplated;

                           (ii) each of the Subsidiaries, other than any
                  international Subsidiary (as to which such counsel need not opine), has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation with the requisite corporate power and authority to own, lease and operate its respective properties and to conduct its respective business;

                           (iii) the Company and the Subsidiaries, other than
                  any international Subsidiary (as to which such counsel need not opine), are duly qualified to do business as a foreign corporation in good standing in New York;

                           (iv) this Agreement has been duly authorized,
                  executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforcement of rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of obligations of the Company hereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles;

                           (v) the Shares have been duly authorized by the
                  Company and, when issued by the Company and delivered by the Company, the Selling Stockholder and the Warrantholders, as the case may be, to and paid for by the Underwriters in accordance with the terms hereof, will be validly issued and will be fully paid and non-assessable;

                           (vi) the Company has an authorized capitalization as
                  set forth in the Registration Statement and the Prospectus; the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid, nonassessable and free of statutory and, to such counsel's knowledge, contractual preemptive rights, resale rights, rights of first refusal and similar rights; the Shares when issued by the Company will be free of statutory and, to such counsel's knowledge, contractual preemptive rights; the certificates for the Shares are in proper form under the Delaware General Corporation Law ("DGCL") and the holders of the Shares will not be subject to personal liability by reason of being such holders;

                           (vii) the Company is the sole registered owner of 100
                  shares of common stock of eSpeed Government Securities, Inc., 100 shares of common stock of eSpeed Securities Inc., 4,676,008 ordinary shares, U.S. $1.00 each, of eSpeed International Limited, 2 ordinary shares ,(pound)1 each, of eSpeed International Limited and 100 shares of common stock of eSpeed Markets, Inc. Such shares of capital stock, if applicable, (other than those of any international Subsidiary (as to which such counsel need not opine)) have been duly authorized and validly issued and are fully paid and non-assessable; such counsel has no knowledge of any other outstanding shares of capital stock of the Subsidiaries or any security interest, other encumbrance or adverse claim with respect to the shares of capital stock of the Subsidiaries owned by the Company; and such counsel has no knowledge of any options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries;

                           (viii) the Common Stock of the Company, including
                  the Shares, conforms in all material respects to the description thereof incorporated by reference by the Registration Statement and Prospectus from the Company's registration statement on Form 8-A, dated November 17, 1999;

                           (ix) the Registration Statement and the Prospectus
                  (except as to the financial statements and schedules and other financial, statistical and accounting data contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act;

                           (x) the Registration Statement has become effective
                  under the Act and, to such counsel's knowledge, no stop order proceedings with respect thereto are pending or threatened under the Act and any required filing of the Prospectus and any supplement thereto pursuant to Rule 424 under the Act has been made in the manner and within the time period required by such Rule 424;

                           (xi) no approval, authorization, consent or order of
                  or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required to be made or obtained by the Company in connection with the issuance and sale of the Shares and consummation by the Company of the transactions contemplated hereby other than registration of the Shares under the Act and under Rule 2710 and Rule 2720 of NASDR and except for such other approvals, authorizations, consents, orders and filings as have been obtained or made (except such counsel need express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters);

                           (xii) the execution, delivery and performance of this
                  Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not constitute, and will not result in, a Default Event (a) under any provisions of the charter or by-laws of the Company or any of the Subsidiaries, other than any international Subsidiary (as to which such counsel need not opine), or (b) under any provision of any license, permit, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries, other than the international Subsidiary (as to which such counsel need not opine), is a party or by which any of them or their respective properties may be bound or affected and which is filed as an exhibit to the Registration Statement, other than, in the case of clause (b), such Default Events as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

                           (xiii) to such counsel's knowledge, (a) none of the
                  Company or any of the Subsidiaries is in violation of its charter or by-laws and (b) no Default Event exists under any license, permit, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or their respective properties may be bound or affected and which is filed as an exhibit to the Registration Statement, except, in the case of clause (b), any such Default Events as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

                           (xiv) to such counsel's knowledge, there are no
                  contracts, licenses, agreements, leases or documents of a character which are required to be filed as exhibits to the Registration Statement or to be summarized or described in the Prospectus which have not been so filed, summarized or described as required;

                           (xv) to such counsel's knowledge, there are no
                  actions, suits, claims, investigations or proceedings pending, or, to such counsel's knowledge, threatened to which the Company or any of the Subsidiaries is subject or of which any of their respective properties is subject at law or in equity or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which are required to be described in the Prospectus but are not so described as required;

                           (xvi) the Company is not and, after giving effect to
                  the offering and sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act;

                           (xvii) such counsel has read the statements in the
                  Prospectus under the caption "Certain Transactions" and in
                  Item 3 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, which is incorporated by reference in the Prospectus, and insofar as such statements constitute summaries of legal matters, contracts, agreements, documents or proceedings referred to therein, or refer to statements of law or legal conclusions, such statements are accurate in all material respects and fairly present the information purported to be shown; and

                           (xviii) to the knowledge of such counsel, except as
                  described in the Prospectus, no person is entitled to registration rights under the Act with respect to shares of capital stock or other securities of the Company upon the issue and sale of the Shares to the Underwriters hereunder.

                  In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company and the Parent, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus (except as and to the extent stated in subparagraphs (vi), (viii) and (xvii) above), on the basis of the foregoing nothing has come to the attention of such counsel that causes them to believe that the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto at the date of such Prospectus or such supplement, and at all times up to and including the time of purchase or additional time of purchase, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief with respect to the financial statements and schedules and other financial, statistical and accounting data included in the Registration Statement or Prospectus).

                  (b) You shall have received, at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Stephen M. Merkel, General Counsel of the Company and the Parent, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form reasonably satisfactory to Dewey Ballantine LLP, counsel for the Underwriters, stating that:

                           (i) this Agreement has been duly authorized, executed
                  and delivered by each of the Parent and the Selling Stockholder and is a legal, valid and binding agreement of each of the Parent and the Selling Stockholder enforceable in accordance with its terms, except as enforcement of rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of obligations of the Parent and the Selling Stockholder hereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles;

                           (ii) no approval, authorization, consent or order of
                  or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required to be made or obtained by the Parent, the Selling Stockholder or any of their respective subsidiaries in connection with the issuance and sale of the Shares and consummation by the Parent and the Selling Stockholder of the transactions contemplated hereby other than registration of the Shares under the Act and under Rule 2710 and Rule 2720 of NASDR and except for such other approvals, authorizations, consents, orders and filings as have been obtained or made (except such counsel need express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters);

                           (iii) the execution, delivery and performance of this
                  Agreement by the Parent and the Selling Stockholder and the consummation by the Company, the Parent and the Selling Stockholder of the transactions contemplated hereby do not constitute, and will not result in, a Default Event (a) under any provisions of the charter or by-laws of the Company, the partnership agreements of the Parent or the Selling Stockholder or any of the charter or by-laws or partnership agreements, as the case may be, their respective subsidiaries or (b) under any provision of any license, permit, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company, the Parent or the Selling Stockholder or any of their respective subsidiaries is a party or by which any of them or their respective properties may be bound or affected and, in any such case, which is known to such counsel, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order known by such counsel to be applicable to the Company, the Parent or the Selling Stockholder or any of their respective subsidiaries, other than, in the case of clause (b), such Default Events as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

                           (iv) to such counsel's knowledge, (a) none of the
                  Company, the Parent or the Selling Stockholder or any of their respective subsidiaries is in violation of its charter or by-laws or partnership agreements, as the case may be, and (b) no Default Event exists under any license, permit, indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Company, the Parent or the Selling Stockholder or any of their respective subsidiaries is a party or by which any of them or their respective properties may be bound or affected and which is known to such counsel or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order known by such counsel to be applicable to the Company, the Parent or the Selling Stockholder or any of their respective subsidiaries, except in all such cases with respect to clauses (a) and (b) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

                           (v) to such counsel's knowledge, there are no
                  actions, suits, claims, investigations or proceedings pending or, to such counsel's knowledge, threatened to which the Parent or the Selling Stockholder or any of their respective subsidiaries is subject or of which any of their respective properties is subject at law or in equity or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which are required to be described in the Prospectus but are not so described as required;

                           (vi) such counsel has read the statements in the
                  Prospectus under the captions "Risk factors-- Risks related to our business -- If Cantor or we are unable to protect the intellectual property rights we license from Cantor or own, our ability to operate electronic trading marketplaces may be materially adversely affected", "Risk factors-- Risks related to our business-- If it becomes necessary to protect or defend our intellectual property rights, we may have to resort to costly litigation", "Risk factors-- Risks related to our business-- If our software licenses from third parties are terminated, our ability to operate our business may be materially adversely affected", "Risk factors-- Risks related to our business-- If the strength of our domain names is diluted, the value of our proprietary rights may decrease", "Risk factors-- Risks related to our business-- If we infringe on patent rights or copyrights of others, we could become involved in costly litigation", "Business-- Our intellectual property" and "Certain transactions" and in Item 3 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, which is incorporated by reference in the Prospectus, and insofar as such statements constitute summaries of legal matters, contracts, agreements, documents or proceedings referred to therein, or refer to statements of law or legal conclusions, such statements are accurate in all material respects and fairly present the information purported to be shown;

                           (vii) the Selling Stockholder has full legal right
                  and authority to sell, transfer and deliver in the manner provided in this Agreement the Shares being sold by the Selling Stockholder hereunder; and

                           (viii) delivery by the Selling Stockholder to the
                  several Underwriters of certificates for the Shares being sold hereunder by the Selling Stockholder, against payment therefor as provided herein, assuming each of the Underwriters has purchased the Selling Stockholder's shares in good faith and without notice of any adverse claim, will pass good and marketable title to such Shares to the several Underwriters, free and clear of all liens, encumbrances and defects.

                  In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company and the Parent, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus (except as and to the extent stated in subparagraph (vii) above), on the basis of the foregoing nothing has come to the attention of such counsel that causes such counsel to believe that the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto at the date of such Prospectus or such supplement, and at all times up to and including the time of purchase or additional time of purchase, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief with respect to the financial statements and schedules and other financial, statistical and accounting data included in the Registration Statement or Prospectus).

                  (c) You shall have received at the time of purchase and at the additional time of purchase, as the case may be, the opinion of Norton Rose, special English counsel to the Company, dated the time of purchase or the additional time of purchase, as the case may be, stating that:

                           (i) eSpeed International Limited has been duly
                  incorporated and is validly existing as a corporation in good standing under the laws of England and Wales, with the requisite corporate power and authority to own, lease and operate its properties and to conduct its business; and all of the outstanding shares of capital stock of eSpeed International Limited have been duly authorized and validly issued and are credited as fully paid-up; and

                           (ii) the execution, delivery and performance of this
                  Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not constitute, and will not result in, a Default Event under any provisions of the articles and memorandum of association of eSpeed International Limited.

                  (d) You shall have received at the time of purchase and at the additional time of purchase, as the case may be, the opinion of __________, special Japanese counsel to the Company, dated the time of purchase or the additional time of purchase, as the case may be, stating that:

                           (i) eSpeed (Japan) Limited has been duly incorporated
                  and is validly existing as a corporation in good standing under the laws of Japan, with the requisite corporate power and authority to own, lease and operate its properties and to conduct its business; and all of the outstanding shares of capital stock of eSpeed (Japan) Limited have been duly authorized and validly issued and are credited as fully paid-up; and

                           (ii) the execution, delivery and performance of this
                  Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not constitute, and will not result in, a Default Event under any provisions of the articles of incorporation of eSpeed (Japan) Limited.

                  (e) You shall have received, at the time of purchase, an opinion of ____________, counsel of the Warrantholders, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form reasonably satisfactory to Dewey Ballantine LLP, counsel for the Underwriters, stating that:

                           (i) this Agreement has been duly authorized, executed
                  and delivered by the Warrantholders and is a legal, valid and binding agreement of each Warrantholder enforceable in accordance with its terms, except as enforcement of rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of obligations of the Warrantholders hereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles;

                           (ii) no approval, authorization, consent or order of
                  or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required to be made or obtained by the Warrantholders or any of its subsidiaries in connection with the issuance and sale of the Shares and consummation by the Warrantholders of the transactions contemplated hereby other than registration of the Shares under the Act and the Exchange Act and under Rule 2710 and Rule 2720 of NASDR and except for such other approvals, authorizations, consents, orders and filings as have been obtained or made (except such counsel need express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters);

                           (iii) the Warrantholder has full legal right and
                  authority to sell, transfer and deliver in the manner provided in this Agreement the Shares being sold by the Warrantholder hereunder; and

                           (iv) delivery by the Warrantholders to the several
                  Underwriters of certificates for the Shares being sold hereunder by the Warrantholders, against payment therefor as provided herein, assuming each of the Underwriters has purchased each of the Warrantholders' shares in good faith and without notice of any adverse claim, will pass good and marketable title to such Shares to the several Underwriters, free and clear of all liens, encumbrances and defects.

                  (f) You shall have received from Deloitte & Touche LLP letters dated, respectively, the date of this Agreement and the time of purchase and additional time of purchase, as the case may be, and addressed to the Underwriters (with reproduced copies for each of the Underwriters) in the forms heretofore approved by UBSW.

                  (g) You shall have received at the time of purchase and at the additional time of purchase, as the case may be, the opinion of Dewey Ballantine LLP, counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, with respect to the issuance and sale of the Shares by the Company, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Underwriters may require.

                  (h) No amendment or supplement to the Registration Statement or Prospectus shall at any time have been filed to which you have objected or shall object in writing.

                  (i) The Registration Statement shall have become effective, at or before 5:30 P.M., New York City time, on the date of this Agreement, unless a later time shall be agreed to by the Company and you in writing or by telephone, confirmed in writing, and, if Rule 430A under the Act is used, the Prospectus shall have been filed with the Commission no later than 5:30 P.M., New York City time, on the second full business day after the date of this Agreement; provided, however, that the Company and you and any group of Underwriters, including you, who have agreed hereunder to purchase in the aggregate at least 50% of the Firm Shares may from time to time agree on a later date.

                  (j) Prior to the time of purchase or the additional time of purchase, as the case may be, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and
         (iii) the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

                  (k) Between the time of execution of this Agreement and the time of purchase or the additional time of purchase, as the case may be, (i) no material and adverse change, financial or otherwise (other than as referred to in the Registration Statement and Prospectus), in the operations, business, condition or prospects of the Company and the Subsidiaries taken as a whole shall occur or become known and (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company or any of the Subsidiaries.

                  (l) Each of the Company, the Parent, the Warrantholders and the Selling Stockholder will, at the time of purchase or additional time of purchase, as the case may be, deliver to you a certificate of the Company, the Parent, the Warrantholders or the Selling Stockholder, as the case may be, signed by two of its executive officers or partners to the effect that the representations and warranties of the Company, the Parent, the Warrantholders or the Selling Stockholder, as the case may be, as set forth in this Agreement are true and correct as of each such date, that the Company, the Parent, the Warrantholders or the Selling Stockholder, as the case may be, has performed such of its obligations under this Agreement as are to be performed at or before the time of purchase and at or before the additional time of purchase, as the case may be, and the conditions set forth in paragraphs (i) and
         (j) of this Section 6 have been met (in the case of the Warrantholders, only with respect to j).

                  (m) You shall have received signed letters from the holders of Common Stock and securities convertible into or exchangeable or exercisable for Common Stock (including the Parent and the Selling Stockholder) in the form and to the effect contemplated by Section 3(i)(s).

                  (n) The Company, the Parent, the Warrantholders and the Selling Stockholder shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus as of the time of purchase and the additional time of purchase, as the case may be, as you may reasonably request.

                  7. Effective Date of Agreement; Termination. This Agreement shall become effective (i) if Rule 430A under the Act is not used, when you shall have received notification of the effectiveness of the Registration Statement, or (ii) if Rule 430A under the Act is used, when the parties hereto have executed and delivered this Agreement.

                  The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of you or any group of Underwriters (which may include you) which has agreed to purchase in the aggregate at least 50% of the Firm Shares, (a) if, since the time of execution of this Agreement or the respective dates as of which information is given in the Registration Statement and Prospectus, there has been any material adverse and unfavorable change, financial or otherwise (other than as referred to in the Registration Statement and Prospectus), in the operations, business, condition or prospects of the Company and the Subsidiaries taken as a whole, which would, in your judgment or in the judgment of such group of Underwriters, make it impracticable to market the Shares, or (b) if, at any time prior to the time of purchase or, with respect to the purchase of any Additional Shares, the additional time of purchase, as the case may be, trading in securities on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or limitations or minimum prices shall have been established on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market, or if a banking moratorium shall have been declared either by the United States or New York State authorities, or if the United States shall have declared war in accordance with its constitutional processes or there shall have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on the financial markets of the United States as, in your judgment or in the judgment of such group of Underwriters, to make it impracticable to market the Shares.

                  If any Underwriter elects to terminate this Agreement as provided in this Section 7, the Company, the Parent, the Warrantholders, the Selling Stockholder and each other Underwriter shall be notified promptly by letter or telegram from such terminating Underwriter.

                  If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company, the Parent, the Warrantholders or the Selling Stockholder shall be unable to comply with any of the terms of this Agreement, the Company, the Parent and the Warrantholders shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(i)(1), 5 and 9 hereof), and the Underwriters shall be under no obligation or liability to the Company, the Parent, the Warrantholders and the Selling Stockholder under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

                  8. Increase in Underwriters' Commitments. Subject to Sections 6 and 7, if any Underwriter shall default in its obligation to purchase and pay for the Firm Shares to be purchased by it hereunder (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of
Section 7 hereof) and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to purchase and pay for does not exceed 10% of the total number of Firm Shares, the non-defaulting Underwriters shall purchase and pay for (in addition to the aggregate number of Firm Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Shares shall be purchased and paid for by such non-defaulting Underwriter or Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be purchased and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set opposite the names of such non-defaulting Underwriters in Schedule A.

                  Without relieving any defaulting Underwriter from its obligations hereunder, the Company and the Selling Stockholder agree with the non-defaulting Underwriters that they will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company and the Selling Stockholder or selected by the Company and the Selling Stockholder with your approval).

                  If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company and the Selling Stockholder for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company and the Selling Stockholder or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

                  The term Underwriter as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with like effect as if such substituted Underwriter had originally been named in Schedule A.

                  If the aggregate number of Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall be terminated without further act or deed and without any liability on the part of the Company, the Parent, the Warrantholders and the Selling Stockholder to any non-defaulting Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company, the Parent, the Warrantholders and the Selling Stockholder. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                  9. Indemnity and Contribution.

                  (a) The Company, the Parent and the Selling Stockholder jointly and severally agree to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact (i) contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in the Registration Statement or necessary to make the statements made therein not misleading, or (ii) contained in the Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in the Prospectus or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, and in the case of both clauses (i) and (ii), except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of any Underwriter (in its capacity as such) through you (in your capacity as representatives of the several Underwriters) to the Company expressly for use with reference to such Underwriter (in its capacity as such) in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information (with respect to the Prospectus, in the light of the circumstances under which they were made) not misleading, provided, however, that the indemnity agreement contained in this subsection (a) with respect to any Preliminary Prospectus or amended Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, damage, expense, liability or claim purchased the Shares which is the subject thereof if the Prospectus corrected any such alleged untrue statement or omission and if such Underwriter failed to send or give a copy of the Prospectus to such person at or prior to the written confirmation of the sale of such Shares to such person, unless the failure is the result of noncompliance by the Company with
Section 4(i)(g) hereof and provided, further, that the aggregate liability of the Parent and the Selling Stockholder under this entire Section 9 shall not exceed an amount equal to 65% of the net proceeds from the sale of the Shares hereunder.

                  If any action, suit or proceeding (together, a "Proceeding") is brought against an Underwriter or any such person in respect of which indemnity may be sought against the Company, the Parent and the Selling Stockholder pursuant to the foregoing paragraph, such Underwriter or such person shall promptly notify the Company, the Parent and the Selling Stockholder in writing of the institution of such Proceeding and the Company shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Company, the Parent and the Selling Stockholder shall not relieve the Company, the Parent and the Selling Stockholder from any liability which the Company, the Parent and the Selling Stockholder may have to any Underwriter or any such person or otherwise. Such Underwriter or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such Proceeding or the Company shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded, based on the written advice of counsel, that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Company, the Parent and the Selling Stockholder (in which case the Company shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company, the Parent and the Selling Stockholder and paid as incurred (it being understood, however, that the Company, the Parent and the Selling Stockholder shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Company, the Parent and the Selling Stockholder shall not be liable for any settlement of any Proceeding effected without the Company's written consent but if settled with the written consent of the Company, the Company, the Parent and the Selling Stockholder jointly and severally agree to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without the Company's written consent if
(i) such settlement is entered into more than 60 business days after receipt by the indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

                  (b) Each Warrantholder, severally and not jointly, agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all the foregoing persons to the same extent as the foregoing indemnity from the Company, the Parent and the Selling Stockholder to each Underwriter, but only with reference to written information furnished to the Company by or on behalf of such Warrantholder specifically for inclusion in the documents referred to in the foregoing indemnity; provided, that the liability of each Warrantholder under this subsection (b) shall be limited to an amount equal to the proceeds to the Warrantholder from the sale of the Warrantholder's Shares to the Underwriters at the purchase price per share. This indemnity agreement will be in addition to any liability which a Warrantholder may otherwise have.

                  If any Proceeding is brought against an Underwriter or any such person in respect of which indemnity may be sought against the Company and a Warrantholder pursuant to the foregoing paragraph, such Underwriter or such person shall promptly notify the Company and the Warrantholder in writing of the institution of such Proceeding and the Company and the Warrantholder shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Company and the Warrantholder shall not relieve the Company and the Warrantholder from any liability which the Company and the Warrantholder may have to any Underwriter or any such person or otherwise. Such Underwriter or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by the Company and the Warrantholder in connection with the defense of such Proceeding or the Company and the Warrantholder shall not have, within a reasonable period of time in light of circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Company and the Warrantholder (in which case the Company and Selling Stockholder shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company and the Warrantholder and paid as incurred (it being understood, however, that the Company and the Warrantholder shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Company and the Warrantholder shall not be liable for any settlement of any Proceeding effected without the written consent of the Company and the Warrantholder, but if settled with the written consent of the Company and the Warrantholder, the Company and the Warrantholder jointly and severally agree to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without the Company's written consent if
(i) such settlement is entered into more than 60 business days after receipt by the indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

                  (c) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, the Parent, the Warrantholders and the Selling Stockholder and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, the Parent, the Warrantholders, the Selling Stockholder or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of such Underwriter (in its capacity as such) through you (in your capacity as representatives of the several Underwriters) to the Company expressly for use with reference to such Underwriter (in its capacity as such) in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or necessary to make such information not misleading, or arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of such Underwriter (in its capacity as such) through you (in your capacity as representatives of the several Underwriters) to the Company expressly for use with reference to such Underwriter (in its capacity as such) in the Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Prospectus or necessary to make such information, in light of the circumstances under which they were made, not misleading.

                  If any Proceeding is brought against the Company, the Parent, the Warrantholders, the Selling Stockholder or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company, the Parent, the Warrantholders, the Selling Stockholder or such person shall promptly notify such Underwriter in writing of the institution of such Proceeding and such Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such Underwriter shall not relieve such Underwriter from any liability which such Underwriter may have to the Company, the Parent, the Warrantholders, the Selling Stockholder or any such person or otherwise. The Company, the Parent, the Warrantholders, the Selling Stockholder or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, the Parent, the Warrantholders, the Selling Stockholder or such person unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such Proceeding or such Underwriter shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded, based on the written advice of counsel, that there may be defenses available to it or them which are different from or additional to or in conflict with those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). No Underwriter shall be liable for any settlement of any such Proceeding effected without the written consent of such Underwriter but if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the Company, the Parent, the Warrantholders, the Selling Stockholder and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding.

                  (d) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a), (b) and (c) of this
Section 9 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Parent, the Warrantholders and the Selling Stockholder on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Parent, the Warrantholders and the Selling Stockholder on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Parent, the Warrantholders and the Selling Stockholder on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company, the Warrantholders and the Selling Stockholder and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Shares. The relative fault of the Company, the Parent, the Warrantholders and the Selling Stockholder on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company, the Parent, the Warrantholders or by the Selling Stockholder or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

                  (e) The Company, the Parent, the Warrantholders and the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d) above. Notwithstanding the provisions of this Section 9, in no case shall any Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

                  (f) The indemnity and contribution agreements contained in this Section 9 and the covenants, warranties and representations of the Company, the Parent, the Warrantholders and the Selling Stockholder contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of either of the Company, the Parent, the Warrantholders or the Selling Stockholder, their directors or officers or any person who controls any of the Company, the Parent, the Warrantholders or the Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The Company, the Parent, the Warrantholders, the Selling Stockholder and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, the Parent, the Warrantholders or the Selling Stockholder, against any of the officers, directors or partners of the Company, the Parent, the Warrantholders or the Selling Stockholder, as the case may be, in connection with the issuance and sale of the Shares, or in connection with the Registration Statement or Prospectus.

                  10. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to UBS Warburg LLC, 299 Park Avenue, New York, N.Y. 10171-0026, Attention:
Syndicate Department; if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at One World Trade Center, 105th Floor, New York, New York 10048, Attention: Stephen M. Merkel, Senior Vice President, General Counsel and Secretary; if to the Parent or the Selling Stockholder, shall be sufficient in all respects if delivered or sent to the Selling Stockholder at the offices of the Selling Stockholder at One World Trade Center, 105th Floor, New York, New York 10048, Attention: Stephen M. Merkel, Senior Vice President, General Counsel and Secretary and, if to the Warrantholders, shall be sufficient in all respects if delivered or sent to Martin J. Wygod, c/o WebMD Corporation, 669 River Dr., Center 2, Elmwood Park, New Jersey 07407.

                  11. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim"), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

                  12. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and you, the Company, the Parent, the Warrantholders and the Selling Stockholder consent to the jurisdiction of such courts and personal service with respect thereto. The Company, the Parent, the Warrantholders and the Selling Stockholder hereby consent to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against an Underwriter or any indemnified party. Each Underwriter, the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates), the Parent (on its behalf and, to the extent permitted by applicable law, on behalf of its partners and affiliates), the Warrantholders and the Selling Stockholder (on its behalf and, to the extent permitted by applicable law, on behalf of its partners and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company, the Parent, the Warrantholders and the Selling Stockholder agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company, the Parent, the Warrantholders or the Selling Stockholder, as the case may be, and may be enforced in any other courts in the jurisdiction of which the Company, the Parent, the Warrantholders or the Selling Stockholder is or may be subject, by suit upon such judgment.

                  13. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company, the Parent, the Warrantholders and the Selling Stockholder and, to the extent provided in Section 9 and Section 10 hereof, the controlling persons, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

                  14. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

                  15. Successors and Assigns. This Agreement shall be binding upon the Underwriters, the Company, the Parent, the Warrantholders and the Selling Stockholder and their successors and assigns and any successor or assign of any substantial portion of the Company's, the Parent's, the Warrantholders', and the Selling Stockholder's and any of the Underwriters' respective businesses and/or assets.

                  16. Miscellaneous. UBS Warburg LLC, an indirect, wholly owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS Warburg LLC. Because UBS Warburg LLC is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by UBS Warburg LLC are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

                  A lending affiliate of UBS Warburg LLC may have lending relationships with issuers of securities underwritten or privately placed by UBS Warburg LLC. To the extent required under the securities laws, prospectuses and other disclosure documents for securities underwritten or privately placed by UBS Warburg LLC will disclose the existence of any such lending relationships and whether the proceeds of the issue will be used to repay debts owed to affiliates of UBS Warburg LLC.

                  If the foregoing correctly sets forth the understanding among the Company, the Parent, the Warrantholders, the Selling Stockholder and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the Company, the Parent, the Selling Stockholder and the several Underwriters.

                                                 Very truly yours,


                                                 eSPEED, INC.


                                                 By:
                                                    ----------------------------
                                                    Name:
                                                    Title:


Accepted and agreed to as of the                 CANTOR FITZGERALD, L.P.
  date first above written
UBS WARBURG LLC                                  By:  CF Group Management, Inc.
LEHMAN BROTHERS INC.                                    its Managing General
J.P. MORGAN SECURITIES INC.                             Partner

As Representatives of the several                By:
Underwriters named in Schedule A hereto             ----------------------------
                                                    Name:
                                                    Title:

By:  UBS WARBURG LLC                             CANTOR FITZGERALD SECURITIES

By:                                              By:  Cantor Fitzgerald, L.P.
   ---------------------------------------              its Managing General
   Name:                                                Partner
   Title: Managing Director

                                                 By:  CF Group Management, Inc.
                                                        its Managing General
                                                        Partner

By:                                              By:
   ---------------------------------------          ----------------------------
   Name:                                            Name:
   Title: Director                                  Title:




                                                 By:
                                                    ----------------------------
                                                    Martin J. Wygod
                                                    Title:


                                                 By:
                                                    ----------------------------
                                                    P.S. Wygod, Trustee under
                                                    the Trust Agreement dated
                                                    12/30/87 for the benefit
                                                    of Adam Yellin

                                   SCHEDULE A
                                                                     Number of
Underwriter                                                         Firm Shares
-----------                                                         -----------

UBS WARBURG LLC

LEHMAN BROTHERS INC.

J.P. MORGAN SECURITIES INC.

CANTOR FITZGERALD & CO.
                                                                     -----------
                          Total..................................
                                                                     ===========

                                   SCHEDULE B

                                                                 Number of Firm
Warrantholders                                                 Shares to be Sold
--------------                                                 -----------------

MARTIN J. WYGOD.................................................   110,000

PAMELA S. WYGOD, TRUSTEE UNDER THE TRUST
AGREEMENT DATED 12/30/87 FOR THE BENEFIT OF
ADAM YELLIN.....................................................    25,000
                                                                   -------

                                            Total...............   135,000
                                                                   =======